                                                                 EXHIBIT 10.ddd

                         BILL OF SALE AND ASSIGNMENT



        THIS BILL OF SALE AND ASSIGNMENT (hereinafter referred to as this "AGREEMENT"), made and entered into as of the 31st day of December, 1996, by 333 WACKER DRIVE LIMITED PARTNERSHIP, an Illinois limited partnership (hereinafter referred to as "Seller"), for the benefit of OVERSEAS PARTNERS
(333), INC., an Illinois corporation, its successors and assigns (hereinafter referred to as "PURCHASER").

                                  WITNESSETH:


        WHEREAS, Seller is the owner of certain improved real property (hereinafter referred to as the "PROPERTY") located in the City of Chicago, County of Cook, State of Illinois, as more particularly described in Exhibit "A" attached hereto and by this reference made a part hereof; and

        WHEREAS, pursuant to that certain Purchase and Sale Agreement dated December 24, 1996 between Seller and Overseas Partners Capital Corp., a Delaware corporation (the "Purchase Agreement"), Seller has on even date conveyed the Property to Purchaser, and in connection therewith Seller wishes hereby to transfer and assign to Purchaser all of Seller's right, title and interest in and to certain personal property related to the Property as more particularly described below.

        NOW THEREFORE, in consideration of the sum of Ten Dollar ($10.00) and other good and valuable consideration, in hand paid by Purchaser to Seller, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser hereby covenant and agree as follows:

        1. PERSONALTY. Seller hereby grants, bargains, sells, conveys, transfers and delivers to Purchaser, if and to the extent transferable, all of Seller's right, title and interest in the Personal Property as defined in the Purchase Agreement, including those items set forth in Exhibit "B" attached hereto and by this reference made a part hereof.

        2. INTANGIBLES. Seller hereby grants, bargains, sells, conveys, transfers and delivers to Purchaser, if and to the extent transferable, any right which Seller may have in the Intangibles, other than the Operating Agreements, both as defined in the Purchase Agreement.

        3. WAIVER OF WARRANTIES. Purchaser hereby waives any and all warranties of merchantability or warranties of fitness for a particular purpose with respect to the Personal Property being transferred by this Instrument.

        4. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and insure to the benefit of Purchaser and Seller and their respective heirs, legal representatives, successors and assigns.

        IN WITNESS WHEREOF, Seller has executed this Agreement as of the date first above written.



                                        333 WACKER DRIVE LIMITED PARTNERSHIP,
                                        an Illinois limited partnership


                                        By:  The Equitable Life Assurance
                                        Society of the United States, general
                                        partner


                                        By:    /s/ Michael A. Lunder
                                               ---------------------------
                                        Name:  Michael A. Lunder
                                        Title: Investment Officer

                                 EXHIBIT "A"


                        LEGAL DESCRIPTION OF PROPERTY


PARCEL 1:

LOTS 7, 8 AND 9 IN ASSESSOR'S DIVISION OF LOTS 1, 2, 3, 7 AND 8 AND THE EAST 20 FEET OF LOT 6 IN BLOCK 21 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 2:

THE EAST 1/4 OF LOT 6 AND THE WEST 1/4 OF LOT 7 IN BLOCK 21 IN ORIGINAL TOWN OF CHICAGO, OTHERWISE KNOWN AS LOTS 10 AND 11 IN ASSESSOR'S DIVISION OF LOTS 1, 2, 3, 7 AND 8 AND THE EAST 20 FEET OF LOT 6, ALL IN SAID BLOCK 21 IN ORIGINAL TOWN OF CHICAGO, IN THE CITY OF CHICAGO, IN COOK COUNTY, ILLINOIS.

PARCEL 3:

ALL OF LOTS 5 AND THE WEST 1/2 OF LOT 6 AND THE WEST 1/2 OF THE EAST 1/2 OF LOT 6, ALL IN BLOCK 21 IN THE ORIGINAL TOWN OF CHICAGO, IN COOK COUNTY, ILLINOIS.

PARCEL 4:

THE EAST 1/4 OF LOT 1 AND THAT PART OF THE VACATED ALLEY LYING SOUTH AND ADJOINING SAID LAND IN BLOCK 21 IN THE ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 5:

THE WEST 1/2 OF THE EAST 1/2 OF LOT 1 AND THAT PART OF THE VACATED ALLEY LYING SOUTH AND ADJOINING SAID LAND IN BLOCK 21 IN ORIGINAL TOWN OF CHICAGO IN THE SOUTH FRACTIONAL 1/2 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 6:

LOTS 3, 5 AND 6 IN ASSESSOR'S DIVISION OF LOTS 1, 2, 3, 7 AND 8 AND THE EAST 20 FEET OF LOT 6 IN BLOCK 21 IN ORIGINAL TOWN OF CHICAGO IN SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

PARCEL 7:

THE EAST 1/2 OF ORIGINAL LOT 8 IN BLOCK 21 IN THE ORIGINAL TOWN OF CHICAGO IN THE SOUTH EAST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, SOMETIMES ALSO DESCRIBED AS:

LOT 4 IN ASSESSOR'S DIVISION OF LOTS 1, 2, 3, 7, 8 AND THE EAST 20 FEET OF LOT 6 IN BLOCK 21 IN ORIGINAL TOWN OF CHICAGO, IN THE SOUTH EAST 1/4 OF SECTION 9, TOWNSHIP 39 NORTH, RANGE 14, EAST OF THE THIRD PRINCIPAL MERIDIAN, IN COOK COUNTY, ILLINOIS.

                                 EXHIBIT "B"

                        SCHEDULE OF PERSONAL PROPERTY

                            Office of The Building
                            Personal Property List


Type of Furniture               Number

Computer Stand                     1

Tables:
  Conference (Large)               1
  Conference (Small)               1
  Kitchen (Small)                  1
  Reception (Small)                2

Chairs:
  Conference Room                 10
  Executive High Back              3
  Kitchen                          3
  Reception                        4
  Secretarial                      3
  Visitors                        11

Desks:
  Executive                        3
  Secretarial                      3

Credenzas                          5

Ice Makers                         1

Bookshelves
  Lateral                          4
  Vertical                         4

IBM Series II Typewriter           1

(Spiral) Binding Machine           1

MIRTECH Security System            1

Minolta Fax Machine                1

Pitney Bowes Postage Meter         1

Postage Scale                      1

Microwave Ovens                    1

Refrigerators                      1

                            ENGINEERING DEPARTMENT
                            Personal Property List


     ITEM                    QUANTITY               ITEM                QUANTITY

Drill Presses                   2               Screw Drivers               20
Bench Grinders                  3               Desks                        3
Horizontal Bandsaw              1               Credenza's                   3
Bearing Press                   1               File Cabinets                8
Wet/Dry Vacs                    4               Chairs                      10
Refrigerant Recover             3               Roll Around                  1
  Machines                                        Tool Box                   1
Hood Volumeter                  1               Tap & Die Set                1
Compac PC w/Monitor             1               3/4" Drive Socket Set        1
Laser Jet Printer               1               1/2" Drive Socket Set        1
Walkie Talkies &                6               3/8" Drive Socket Set        1
  Charger                                       Electric Drill Sharpener     1
Toshiba Lap-Top                 1               Electric Router              1
Wire Cart                       1               Router Bit Kit               1
Self-Contained Breathing        2               Hole Saw Kit                 1
Bench Vises                     2               Glue Gun                     1
Pipe Threading Machine          1               Combination Wrench          24
Tri-Pod Pipe Vise               1               Wood Chisel Set              1
Cordless Drill 3/8"             2               Electric Drills              4
Cordless Screwdriver            1               Electric Shears              2
Portable Band Saw               1               Megger                       1
Table Saw                       1               Multimeters                  2
Jig Saw                         1               Amphrobe                     1
Circular Saw                    1               Electronic Circuit Locator   1
Sawzall                         1               Kilowatt Hour Meter          1
Hand Saw                        2               Charging Sensor              1
Hack Saw                        2               Electronic Scale             1
Hammers                         5               Chart Recorders              2
Manometers                      2               Maghelic                     3
Fire Extinguisher's            100              Oxygen First Aid Kit         1
CO2 Manlift                     35              Code Key Machine             1
Electric Manlift                1               Key Duplicative Machine      2
House Fans                      1               Lock Pin Kit                 1
Parts Cabinet                   3               Crow Bar                     3
Metal Files                     8               Pinch Bar                    2
Metal Cabinets                  10              Engine Hoist                 1
Electric Welders                6               Battery Charger              1
Scaffold Set                    2               100 h.p. Electric Motor      1
Pipe Wrenches                   1               75 h.p. Electric Motor       2
Oxy-Acet Torch Sets             12              40 h.p. Electric Motor       1
Gantry Set                      2               30 h.p. Electric Motor       2
2 Ton Electric Hoist            1               25 h.p. Electric Motor       1
Chain Falls                     1               15 h.p. Electric Motor       1
Vacuum Pumps                    2               Garage Sweeper               1
Bottle Jack                     2
Pallet Jack                     1
First Aid Kit                   1

                             SECURITY DEPARTMENT
                            Personal Property List



=========================================================
    RADIO NUMBER                TYPE         QUANTITY
---------------------------------------------------------
        02                      P-100           01
---------------------------------------------------------
        04                      P-100           01
---------------------------------------------------------
        06                      P-100           01
---------------------------------------------------------
        07                      P-100           01
---------------------------------------------------------
        08                      P-100           01
---------------------------------------------------------
        10                      P-100           01
---------------------------------------------------------
        11                      P-100           01
---------------------------------------------------------
        12                      P-100           01
---------------------------------------------------------
        13                      P-100           01
---------------------------------------------------------
                                TOTAL:       09 Radios
---------------------------------------------------------

---------------------------------------------------------

    RADIO NUMBER                TYPE         QUANTITY

---------------------------------------------------------
        14                      P-50            01
---------------------------------------------------------
        05                      P-50            01
---------------------------------------------------------
        15                      P-50            01
---------------------------------------------------------
        01                     SP-50            01
---------------------------------------------------------
        02                     SP-50            01
---------------------------------------------------------
        03                     SP-50            01
---------------------------------------------------------
        17                     SP-50            01
---------------------------------------------------------
        09                     SP-50            01
---------------------------------------------------------
        16                     SP-50            01
---------------------------------------------------------

---------------------------------------------------------
                               TOTAL:        09 Radios
---------------------------------------------------------

---------------------------------------------------------
    TOTAL RADIOS:                            18 Radios
---------------------------------------------------------

---------------------------------------------------------
06 Unit Charging Station                        02
---------------------------------------------------------
P-50 Charges Single Unit                        06
---------------------------------------------------------
P-100 Charges Single Unit                       02
---------------------------------------------------------

---------------------------------------------------------
    TOTAL CHARGERS:                             10
---------------------------------------------------------

---------------------------------------------------------

---------------------------------------------------------
Revised: 11/26/96
---------------------------------------------------------

---------------------------------------------------------